UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities  Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2002

DECISIONLINK, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-17569	84-1063897
(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation or organization)	Identification No.)

1181 Grier Drive Suite B Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 361-9873

(Former name or former address, if changed since last report)

Item 5.  Other Events

On December 6, 2001, DecisionLink, Inc. (the “Registrant”) filed a voluntary petition under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court, District of Nevada. As a result, financial information necessary for the filing of a complete and accurate Form 10-KSB for the twelve months ended December 31, 2001, could not be provided within the prescribed time period without unreasonable effort and expense. On March 6, 2002, the Registrant requested of the Securities and Exchange Commission (“SEC”), relief from its Exchange Act reporting obligations and further requested that the SEC take no action against it for not timely meeting its reporting obligations under the Securities Exchange Act of 1934, as amended, until such time as it is released from Chapter 11. Should the Registrant’s request for relief from its Exchange Act reporting obligations be accepted by the SEC, it will file on a quarterly basis with the SEC on Form 8-K its Monthly Operating Reports as filed with the U.S. Bankruptcy Court, District of Nevada.

To date, the Registrant’s request remains before the SEC for consideration; as such, the Registrant, and its wholly owned subsidiary FCI Environmental, Inc. (“FCI”), also operating under Chapter 11 of the Federal Bankruptcy Code, are herein filing their Monthly Operating Reports (the “Report(s)”) for the month and periods ended February 28, 2002.

The Registrant’s Report includes certain financial information for the period from December 6, 2001 to February 28, 2002.  Readers of the Registrant’s Report are hereby cautioned and made aware of the fact that the financial information contained in the Registrant’s Report includes the accounts of DecisionLink, Inc., the parent company, on a stand-alone basis. The Registrant’s Report does not include the accounts of any DecisionLink, Inc. subsidiaries or affiliated companies.

The FCI Report includes certain financial information for the period from December 20, 2001 to February 28, 2002.  Readers of the FCI Report are hereby cautioned and made aware of the fact that the financial information contained in the FCI Report includes the accounts of FCI on a stand-alone basis. The FCI Report does not include the accounts of any affiliated companies.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial statements of businesses acquired:   None

      (b)   Pro forma financial information:           None

      (c)   Exhibits:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

99.1	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of DecisionLink, Inc. for the month and period ended February 28, 2002

99.2	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of FCI Environmental, Inc. for the month and period ended February 28, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DECISIONLINK, INC.

(Registrant)

By:	/s/ R, Kenyon Culver	Date:	April 15, 2002
R. Kenyon Culver
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

99.1	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of DecisionLink, Inc. for the month and period ended February 28, 2002

99.2	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of FCI Environmental, Inc. for the month and period ended February 28, 2002